SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

13 - SUBSEQUENT EVENTS

On December 12, 2016, the Company consummated its offer to amend and exercise (the “Warrant Tender Offer”) the outstanding PPO Warrants to purchase an aggregate of 21,549,510 shares of Common Stock. The Company had commenced the Warrant Tender Offer on October 28, 2016.

The Warrant Tender Offer expired at 5:00 p.m. Eastern time on December 9, 2016. Pursuant to the Warrant Tender Offer, an aggregate of 6,863,000 PPO Warrants were tendered by their holders and were amended and exercised in connection therewith for gross proceeds to the Company of $3,431,500. Such tendered PPO Warrants represented approximately 31.8% of the Company’s outstanding PPO Warrants as of December 9, 2016.

The PPO Warrants of holders who elected to participate in the Warrant Tender Offer were amended to (i) receive four shares of common stock for each warrant exercised rather than one, (ii) reduce the exercise price to $0.50 per warrant in cash (or $0.125 per share); (iii) shorten the exercise period so that it expired concurrently with the expiration of the Warrant Tender Offer at 5:00 p.m. (Eastern Time) on December 9, 2016, and (iv) delete any price-based anti-dilution provisions.

Effective as of December 12, 2016, the Company and holders of a majority of the PPO Warrants approved an amendment to remove the price-based anti-dilution provisions in the PPO Warrants. As a result, the priced-based anti-dilution provisions contained in the PPO Warrants have been removed and are of no further force or effect as of December 12, 2016. Accordingly, those PPO Warrants that were not tendered in the Warrant Tender Offer remain outstanding with an exercise price of $2.00 per share, and have been amended such that they no longer include price-based anti-dilution provisions. As such, any remaining derivative liability at December 12, 2016 was extinguished.

Also in connection with the consummation of the Warrant Tender Offer, on December 12, 2016 the Company and holders of a majority of the outstanding PPO Agent Warrants approved an amendment to remove the price-based anti-dilution provisions in the PPO Agent Warrants and to reduce the exercise price of the PPO Agent Warrants from $1.00 per share to $0.125 per share. None of the PPO Agent Warrants were exercised in connection with the Warrant Tender Offer. As such, any remaining derivative liability at December 12, 2016 was extinguished.

Also on December 12, 2016, the Company and Square 1 Bank, which was subsequently acquired by PacWest Bancorp, entered into an amendment (the “Square 1 Amendment”) to certain Amended and Restated Warrants to Purchase Stock which entitled Square 1 to purchase an aggregate of 66,574 shares of Common Stock (the “Square 1 Warrants”). In accordance with the terms of the Square 1 Amendment, the Square 1 Warrants were amended to (i) change the expiration date to December 12, 2016, (ii) reduce the exercise price to $0.125 per share and (iii) remove any anti-dilution provisions. Immediately following the Square 1 Amendment, an assignee of Square 1 delivered a cashless exercise notice with respect to the Square 1 Warrants pursuant to which the Company issued an aggregate of 11,096 shares of Common Stock. There are no more shares available for issuance under the Square 1 Warrants.

The Company will use the net proceeds from the Warrant Tender Offer to fund its ongoing operations and for general working capital purposes. After giving effect to the net proceeds from the Warrant Tender Offer, the Company believes that it only has sufficient liquidity to fund operations into May 2017. The Company continues to explore a range of potential transactions, which may include public or private equity offerings, debt financings, collaborations and licensing arrangements, and/or other strategic alternatives, including a merger, sale of assets or other similar transactions.